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                                                                    Exhibit 10.3

                                                                       EXHIBIT A

                                                TO SECURITIES PURCHASE AGREEMENT



                   COMMON STOCK REGISTRATION RIGHTS AGREEMENT



        REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of _____________, 2002, by and among MINDARROW SYSTEMS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the undersigned (the "INVESTORS").

        WHEREAS:

        A. The Company and the Investors have entered into a Securities Purchase Agreement dated ____________________, 2002 (the "SECURITIES PURCHASE AGREEMENT"); capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investors shares of the Company's common stock, $0.001 par value (the "COMMON STOCK") and to issue to the Lead Investor the Warrants (as that term is defined in the Securities Purchase Agreement). The shares of Common Stock issued on the Closing Date under the Securities Purchase Agreement are referred to herein as the "SHARES."

        B. Previously, the Lead Investor has received a Warrant to purchase 1,500,000 shares of Common Stock of the Company ("EXCLUSIVITY WARRANTS").

        C. To induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors, intending to be legally bound, hereby agree as follows:


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        1. DEFINITIONS.

               As used in this Agreement, the following capitalized terms shall have the following meanings:

               "INVESTORS" means the investors under this Agreement and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 8 hereof.

               "LEAD INVESTOR" means East-West Capital Associates, Inc.

               "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               "REGISTRABLE SECURITIES" means: (i) the Shares, (ii) the Common Stock issuable or issued pursuant to the Exclusivity Warrant, (iii) the Common Stock issuable or issued pursuant to the Warrants, and (iv) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing; provided, however, that the treatment as Registrable Securities shall terminate if and when such securities can be resold under Rule 144(k) under the Securities Act and provided further however, that any shares of capital stock issued or issuable, from time to time (with any adjustments), in exchange for or otherwise with respect to any Shares shall not be considered Registrable Securities to the extent such shares of capital stock are covered by another, current and effective registration statement permitting the resale without restriction of such shares.

               "REGISTRATION STATEMENT" means one or more registration statements of the Company under the Securities Act registering all of the Registrable Securities, including the Initial Registration Statement, any Uncovered Shares Amendments and Uncovered Shares Registration Statements (each, as defined below).

        2. REGISTRATION.

               2.1 Mandatory Registration. The Company shall file with the SEC, on or before ninety (90) calendar days after the Demand has been made by the Board of Directors and approved by the Shareholders, as set forth in Section
5.14 or the Securities Purchase Agreement, or if no such Demand is made then 30 days after the expiration of the right to make the Demand (the "FILING DEADLINE") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities) covering the resale of all of the Registrable Securities (the "INITIAL REGISTRATION STATEMENT"). The Registrable Securities included in the Initial Registration Statement shall be registered on behalf of the Investors as set forth in Section 10.11 hereof. The Initial Registration


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Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Investors and their counsel. If for any reason (including, but not limited to, a determination by the staff of the SEC that all or any portion of the Registrable Securities cannot be included in the Initial Registration Statement (an "SEC DETERMINATION")) the Initial Registration Statement declared effective by the SEC does not include all of the Registrable Securities (any such shares that are not included being the "UNCOVERED SHARES"), the Company shall prepare and file with the SEC, as soon as practicable, but in any event prior to the tenth (10th) Business Day after becoming aware of the existence of any Uncovered Shares (such date referred to herein as the "UNCOVERED SHARE FILING DEADLINE"), either (a) an amendment (the "UNCOVERED SHARES AMENDMENT") to the Initial Registration Statement effecting a registration of the Uncovered Shares or (b) a registration statement which registers the Uncovered Shares (the "UNCOVERED SHARES REGISTRATION STATEMENT"). The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Investors and their counsel. The Company shall use its commercially reasonable efforts to cause each of the Initial Registration Statement and the Uncovered Shares Amendment or the Uncovered Shares Registration Statement to become effective as soon as practicable after the filing thereof.

               2.2 Additional Demand Registration. Notwithstanding the foregoing, at such time as any of the Investors is considered a control person within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 as amended (the "EXCHANGE ACT") the Lead Investor shall have the right to demand one additional mandatory registration on the same terms as set forth in Section 2.1, except that for such additional mandatory registration, the "FILING DEADLINE" shall be 30 days after the demand for registration by the Lead Investor and the term "ADDITIONAL REGISTRATION STATEMENT" shall replace the term "Initial Registration Statement" and such additional registration shall not be required to include any shares that are then currently included in an effective registration statement, whether filed under Section 2.1 or otherwise.

               2.3 Underwritten Offering. The Investors may offer and sell the Registrable Securities pursuant to a Registration Statement filed in accordance with Section 2.1 or 2.2 in an underwritten offering. In any such underwritten offering, the Lead Investor shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors participating in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement).

               2.4 Effectiveness of Registration. The Company shall use its reasonable commercially reasonable efforts to cause each Registration Statement required to be filed pursuant to Section 2.1 or 2.2 hereof to become effective as soon as practicable, but, as to the Initial Registration Statement filed pursuant to Section 2.1, in no event later than the one hundred eightieth


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(180th) calendar day after the Closing Date, and as to any Uncovered Shares
Amendment or Uncovered Shares Registration Statement, in no event later than the ninetieth (90th) day after the Uncovered Share Filing Deadline, and as to the Additional Registration Statement filed pursuant to Section 2.2, in no event later than the one hundred eightieth (180th) calendar day after the demand for registration.

               2.5 Piggy Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or the then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2.5 written notice of such determination and, if within fifteen (15) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities, not already covered by another current and effective registration statement permitting the resale without restriction of such Registrable Securities, such Investor requests to be registered, except that if in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion, if any of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such registration statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the registration statement other than holders of securities entitled to inclusion of their securities in such registration statement by reason of demand registration rights (except to the extent any existing agreements otherwise provide). No right to registration of Registrable Securities under this Section 2.5 shall be construed to limit any registration required under Section 2.1 or 2.2 hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2.5 is an underwritten offering, then each Investor whose Registrable Securities are included in such registration statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.



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               2.6 Eligibility for Form S-3. The Company represents and warrants that it is eligible to register the resale of Registrable Securities on a registration statement on Form S-3 under the Securities Act, and that the Company is not aware of any facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities.

               2.7 Suspension Period. The Company may, at any time, suspend the effectiveness of the Registration Statement, as appropriate (a "SUSPENSION PERIOD"), by giving notice to each holder of Registrable Securities to be included in the Registration Statement, if the Board of Directors shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a Material Adverse Effect on the Company. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or prospectus until such holder (i) is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus. The Suspension Period shall be no more than 90 days at a time and shall be limited to no more than 180 days per year.

        3. OBLIGATIONS OF THE COMPANY.

               In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

               3.1 The Company shall prepare and file with the SEC, on or before the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, the applicable Registration Statement required by Section 2.1 or 2.2 and shall use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing. The Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until the date on which all of the Registrable Securities may (in the reasonable opinion of both counsel to the Company and counsel to the Lead Investor) be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act (the "REGISTRATION PERIOD"). If the Initial Registration Statement is not filed on Form S-3, the Company shall, as soon as it is eligible to do so, file a post-effective amendment on Form S-3 to the Initial Registration Statement to the extent permitted by the SEC or, if not so permitted, file a new Registration Statement on Form S-3 to permit sales of the Registrable Securities pursuant to Rule 429 under the Securities Act; and the Company shall use its commercially reasonable efforts to cause such post-effective amendment or Registration Statement to become effective as soon as possible. Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit


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to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

               3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

               3.3 The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto. In the case of the Registration Statement referred to in Section 2.1 or 2.2, the Company shall furnish to each Investor (i) a copy of any request to accelerate the effectiveness of any Registration Statement or amendment thereto,
(ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

               3.4 The Company shall use its commercially reasonable efforts to
(i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;


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provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, or (b) file a general consent to service of process in any such jurisdiction.

               3.5 In the event the Lead Investor selects underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

               3.6 As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone or facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its commercially reasonable efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

               3.7 The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

               3.8 At the request of the Investors whose Registrable Securities are included in a Registration Statement, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel, reasonably acceptable to Lead Investor, representing the Company addressed to the Investors and in form, scope and substance as is customarily given in an underwritten public offering, including that the Registration Statement and related prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder, and (ii) a letter, dated as of such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors and the underwriters, if any.

               3.9 The Company shall make available for inspection by (i) the Lead Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Lead Investor, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company


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(collectively, the "RECORDS"), as shall be reasonably deemed necessary by each
Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence.

               3.10 The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               3.11 The Company shall use its commercially reasonable efforts to promptly either (i) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on The Nasdaq Small Cap Market, or (ii) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

               3.12 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

               3.13 The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in a form customary for such transactions.


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               3.14 At the request of the Lead Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement each as approved by the Company, which approval shall not be unreasonably withheld or delayed, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

               3.15 The Company shall comply with applicable federal and state securities laws and regulations related to a Registration Statement and offering and sale of securities.

               3.16 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section
2.1 or 2.2 hereof or any amendment or supplement thereto under Section 3.2 hereof without the consent of the Lead Investor.

        4. OBLIGATIONS OF THE INVESTORS.

               In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

               4.1 It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen
(15) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of any information the Company requires from each such Investor.

               4.2 In the event the Lead Investor determines to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

               4.3 No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding anything in this


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Section 4.3 to the contrary, this Section 4.3 is not intended to limit an
Investor's rights under Section 2.1, 2.2 or 3.2 hereof.

        5. EXPENSES OF REGISTRATION.

               All expenses incurred by the Company in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above (excluding underwriting discounts and commissions), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and the reasonable and documented fees and disbursements for one counsel for the Lead Investor, shall be borne by the Company.

        6. INDEMNIFICATION.

               In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees and agents of such Investor, any underwriter and each person who controls any Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, if any (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6.3 with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any


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such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of the Company and all of its controlling persons, employees and agents, or without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 8.

               6.2 In connection with any Registration Statement in which an Investor is participating and to the extent permitted by law, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents, any underwriter, and each person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other Investor selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such Investor within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to the restrictions set forth in Section 6.3, such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of such Investor and all of its controlling persons, employees and agents, or without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section
6.2 and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 8. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact by the Investor contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

               6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for all Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by the Lead Investor, if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

               6.4 The obligations of the Company and the Investors under these Sections 6 and 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

        7. CONTRIBUTION.

               To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

        8. ASSIGNMENT OF REGISTRATION RIGHTS.

        (a) The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any transferee of all or any portion of the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; provided, however, that during such time that the Registrable Securities held by an Investor are covered by an effective Registration Statement, the rights of such Investor hereunder shall be assignable by the Investor only to a transferee of all or any portion of the Registrable Securities in a transaction that is not eligible to be covered by the Registration Statement.

        (b) Notwithstanding anything to the contrary contained in this Agreement or the Securities Purchase Agreement, the Shares may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts, provided, however, that any further assignment of the rights under this Agreement by the pledgee shall be subject to the terms of
Section 8(a) to the same extent applicable to the Investor.

        9. AMENDMENT OF REGISTRATION RIGHTS.

               All consents, approvals and other determinations to be made by the Lead Investor pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Closing Date to be binding upon all Investors shall be made by the Lead Investor and except as otherwise expressly provided herein, all consents, approvals and other determinations (other than amendments to the terms and provisions of this Agreement) to be made by the Investors pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Closing Date shall be made by the Lead Investor.

        10. MISCELLANEOUS.

               10.1 Ownership. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

               10.2 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

                      MindArrow Systems, Inc.
                      2120 Main Street
                      Suite 200
                      Huntington Beach, California 92648
                      Phone: (714) 536-6200
                      Fax:  (714) 536-6280
                      Attention:  Robert Webber, Chief Executive Officer

               With a copy to:

                      Morrison & Foerster LLP
                      555 West 5th Street, Suite 3500
                      Los Angeles, California  90013
                      Telephone:  (213) 892-5200
                      Facsimile: (213) 892-5454
                      Attention: Allen Z. Sussman, Esq.

               If to Lead Investor:

                      East-West Capital Associates, Inc.
                      10900 Wilshire Boulevard
                      Suite 950
                      Los Angeles, California 90024
                      Telephone:  (310) 209-6150
                      Facsimile:  (310) 209-6160
                      Attention: Ravin Agrawal

               With a copy to:

                      Buchalter, Nemer, Fields & Younger, P.C.
                      601 S. Figueroa Street
                      Los Angeles, California  90017
                      Telephone: (213) 891-5130
                      Facsimile:  (213) 896-0400
                      Attention: Stuart Buchalter

                   If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address such Investor furnishes by notice given in accordance with this Section 10.2.

                   Each party hereto may from time to time change its address or facsimile number for notices under this Section 10.2 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Investors to the Company, and in the case of the Company to all of the Investors.

               10.3 Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               10.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

               10.5 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

               10.6 Successors and Assigns. Subject to the requirements of
Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               10.7 Headings. The headings in this Agreement are for convenience of reference only and shall not form part of or effect the interpretation of this Agreement.

               10.8 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

               10.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               10.10 Determinations. All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Lead Investor.

               10.11 Pro Rata Determinations. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be registered on behalf of each Investor pro rata based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be deemed to have registered on its behalf a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. For the avoidance of doubt, no provision of this subsection shall operate to reduce the number of Registrable Securities registered on behalf of any Investor pursuant to the first sentence of this subsection.

               10.12 Business Day. For purposes of this Agreement, the term "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

               10.13 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               10.14 Successor and Assigns. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

               10.15 Arbitration. Any dispute or claim arising hereunder shall be settled by arbitration. Any party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity. The arbitration hearing shall be commenced thirty
(30) days following the date of delivery of notice of arbitration by one party to the other, by a single neutral arbitrator appointed by the American Arbitration Association ("AAA"). The arbitration shall be conducted in Los Angeles, California in accordance with the commercial arbitration rules promulgated by AAA, and the Sellers, on the one hand, and the Purchaser, on the other, shall retain the right to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both. The decision of the arbitrator shall be final, binding and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review. As part of his decision, the arbitrator may allocate the cost of arbitration, including fees of attorneys and experts, as he or she deems fair and equitable in light of all relevant circumstances. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

               10.16 WAIVER OF TRIAL BY JURY. TO THE MAXIMUM EXTENT THEY MAY LEGALLY DO SO, THE PARTIES TO THIS AGREEMENT HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF

ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES TO THIS AGREEMENT HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          REGISTRATION RIGHTS AGREEMENT
                             COMPANY SIGNATURE PAGE



        IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Agreement to be duly executed as of the date first above written.


                                       COMPANY:

                                       MINDARROW SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                          Robert Webber, Chief Executive Officer
                                       Title:  Chief Executive Officer
                                       Address:  2120 Main Street
                                       Suite 200
                                       Huntington Beach, California 92648

                          REGISTRATION RIGHTS AGREEMENT
                            INVESTORS SIGNATURE PAGE


                                            EAST-WEST CAPITAL ASSOCIATES, INC.


                                            By:
                                               ---------------------------------
                                            Name: Merv Adelson
                                            Title: Chairman
                                            Address: 10900 Wilshire Boulevard
                                                     Suite 950
                                                     Los Angeles, CA 90024

                          REGISTRATION RIGHTS AGREEMENT
                            INVESTORS SIGNATURE PAGE



                                            EASTWEST VENTURE GROUP, LLC


                                            By:
                                               ---------------------------------
                                            Name: Ravin Agrawal
                                            Title: Managing Member
                                            Address: 10900 Wilshire Boulevard
                                                     Suite 950
                                                     Los Angeles, CA 90024

                          REGISTRATION RIGHTS AGREEMENT
                            INVESTORS SIGNATURE PAGE



                                            LAM FINANCIAL HOLDINGS, LTD., L.L.P.

                                            By:
                                               ---------------------------------
                                                        Charles Hauber
                                            Title: Authorized Signatory by Power
                                                   of Attorney
                                            Address:  Suite 810
                                            3600 South Yosemite Street
                                            Denver, Colorado 80237
                                            FIN --84-1043006

                          REGISTRATION RIGHTS AGREEMENT
                            INVESTORS SIGNATURE PAGE





                                            CHESTON D. MIZEL


                                            By:
                                               ---------------------------------
                                                        Charles Hauber
                                            Title: Authorized Signatory by Power
                                                   of Attorney
                                            Address: Suite 810
                                            3600 South Yosemite Street
                                            Denver, Colorado 80237
                                            SS# ###-##-####